Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements
This presentation contains forward looking statements within the meaning of the Securities and
Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,”
“continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K and other periodic and current reports filed with the
SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-
looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.
For further information on the Company please contact:        Michael T. Flynn
                                                                                           Executive Vice President
                                                                                           240-497-2040
                                                                                           mflynn@eaglebankcorp.com

3

History of Growth
 Founding members had extensive banking experience
 Raised $16.5 million in initial subscription offering - 1997*
 Commenced operations with three Maryland branches - July, 1998
 Second subscription offering raised $30 million - 2003*
 Reached $500 million in assets in 2004
 Private placement of $12.1 million of subordinated debt - August 2008 (Current balance $9.3 million)
 Fidelity & Trust Financial Corporation (“F&T”) acquisition completed - August 31, 2008
 $1.4 billion of assets upon completion of acquisition
 Placed $38.2 million of TARP Preferred Stock - December, 2008 (Current balance $23.2 million)
 $55 million common stock offering - September, 2009
 Reached $1.9 billion in assets - June, 2010
*1997, 2003 and 2009 subscription offerings were over subscribed

# Summary Statistics - June 30, 2010

| | |
|---|---|
| **Total Assets:** | **$1.9 billion** |
| **Total Loans:** | **$1.5 billion** |
| **Total Deposits:** | **$1.6 billion** |
| **Tangible Common Equity:** | **$169.2 million** |
| **Tangible Common Book Value per Share:** | **$8.65** |
| **Shares Outstanding:** | **19,652,918** |
| **TARP Preferred:** | **$23.2 million** |
| **Headquarters:** | **Bethesda, Maryland** |
| **Market Capitalization (at September 14, 2010):** | **$238.8 million** |
| **Insider Ownership:** | **17%** |
| **Institutional Ownership:** | **39%** |
| **Member of Russell 3000 (Added June 26, 2009)** | **Yes** |

Note: Data at June 30, 2010 unless otherwise noted.

4

Company Overview
      Eagle Bancorp, Inc. is a rapidly growing commercial bank headquartered in
        Bethesda, Maryland
            o     $1.9 billion in assets, focused on Washington, DC Metro Area with 13 branches
            o      Commercially oriented business model with deep relationships on loan and deposit side of balance sheet
            o      2nd largest bank headquartered in Maryland by Assets and Market Capitalization
   Positioned as an alternative solution between small community banks and regional /
      money center banks
            o     Growth oriented culture based on sales and service
            o      Provides customers with immediate access to senior management/decision-makers with local market knowledge
            o      Largest deposit market share in Washington, DC (proper) of any locally-based bank, and
                6th largest locally-based bank in the Metro Area
            o      Quickly becoming the leading community bank in the Washington, DC Metro Area
Note: Financial data at June 30, 2010. Deposit market share data as of June 30, 2009.

Bethesda
Falls Church
Branch Locations
Maryland 7
Washington, DC 5
Virginia 1
Total 13
7.5mi
Copyright (C) 2009 SNL Financial LC. All rights reserved

6

EagleBank Locations
Tyson's Corner
Montgomery County
Prince George’s
County
Alexandria
Arlington
Fairfax County
Loudoun
County
Washington, DC
Rest
on

# Experienced Senior Management Team

| Name | Title/Function | Years in Banking | Years with EGBN |
|---|---|---|---|
| **Ronald D. Paul** | Chairman, President & CEO | 23 | 12 |
| **Robert P. Pincus** | Vice Chairman | 37 | 2 |
| **Michael T. Flynn** | EVP & COO - Eagle Bancorp | 39 | 6 |
| **Susan G. Riel** | Sr. EVP & COO - EagleBank | 34 | 12 |
| **Thomas D. Murphy** | President - Retail Banking - EagleBank | 37 | 12 |
| **Martha Foulon-Tonat** | EVP & Chief Lending Officer | 30 | 12 |
| **Janice L. Williams** | EVP & Chief Credit Officer | 16 | 7 |
| **James H. Langmead** | EVP & Chief Financial Officer - Eagle Bancorp & EagleBank | 39 | 5 |
| **Laurence E. Bensignor** | SVP - Eagle Bancorp | 1 | 1 |

Why Invest in EGBN?
  Driven by Profitability
  Superior Net Interest Margin
  Emphasis on Core Deposits and Deep Relationship Banking
  Strong Organic Growth
  Geographic Market Positioning
  Experienced and Dedicated Board and Management Team
  Exceptional Asset Quality Record
  Conservative Securities Portfolio
  Proven Ability to Execute Acquisitions

| | EGBN | Peers |
|---|---|---|
| **Growth Rate (CAGR 2005 - 2009):** | | |
| Loan Growth | 27.49% | 13.50% |
| Deposit Growth | 25.86% | 12.82% |
| Net Income Growth | 15.50% | 0.70% |
| Tangible Book Value Per Share Growth | 7.33% | (0.16%) |
| **Key Ratios (at or for the quarter ended June 30, 2010):** | | |
| Net Interest Margin | 4.10% | 3.65% |
| Efficiency Ratio | 63.69% | 64.43% |
| NPAs + 90 Days Past Due/Total Assets | 1.49% | 2.93% |
| Allowance Loan Losses/Gross Loans | 1.45% | 1.53% |
| Tangible Common Equity/Tangible Assets | 8.79% | 7.39% |

Financial Indicators - Regional Peer Analysis
Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware
who reported at all reporting periods shown above
Source: SNL Financial

| | EGBN | Peers |
|---|---|---|
| **Loan Growth** **(June 30, 2009 - June 30, 2010)** | | |
| Commercial & Industrial | 19.09% | 5.62% |
| Commercial Real Estate | 25.36% | 6.32% |
| Construction & Development | (9.94%) | (21.14%) |
| Total Loans | 14.54% | 0.68% |
| **Deposit Growth** **(June 30, 2009 - June 30, 2010)** | | |
| Demand Deposits | 35.75% | 7.27% |
| Money Market Accounts | 89.32% | 28.44% |
| Certificates of Deposit | (14.79%) | (2.46%) |
| Total Deposits | 26.42% | 2.58% |

Financial Indicators - Local Peer Analysis
Note: Local peers in the Washington D.C. metro area: Access National Bank, Alliance Bank Corp., Cardinal Bank, Community Bank of Tri-County, Frederick County Bank, Sandy Spring Bank and Virginia
Commerce Bank.
Source: SNL Financial

Total Assets
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Millions of Dollars
EGBN CAGR 26.0%
EGBN CAGR 20.0% (Excluding F&T Acquisition)
Peer CAGR: 9.0%1
05Q1 05Q2 05Q3 05Q4 06Q1 06Q2 06Q3 06Q4 07Q1 07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2

Consistent Balance Sheet Growth
(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who
 reported total assets at all reporting periods shown above
Source: SNL Financial

Net Income Available to Common
TARP Dividend
Thousands of Dollars
$3,500
$3,250
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
05Q1 05Q2 05Q3 05Q4 06Q1 06Q2 06Q3 06Q4 07Q1 07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2
EGBN Net Income CAGR: 17.2%
EGBN Net Income Available to Common CAGR: 15.0%
Peer CAGR: -2.9%[1]

Net Income
(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who
 reported net income or loss for all reporting periods shown above
Source: SNL Financial
 $3,447

Quarterly Pre-Tax Pre-Provision Net Revenue
Millions of Dollars
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
EGBN CAGR: 17.8%
Peer CAGR: 5.4%[1]
05Q1
05Q2
05Q3
05Q4
06Q1
06Q2
06Q3
06Q4
07Q1
07Q2
07Q3
07Q4
08Q1
08Q2
08Q3
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2

13
Pre-Tax, Pre-Provision Income
(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who
 reported pre-tax pre-provision net revenues for all reporting periods shown above
Source: SNL Financial

Price Change (%)
EGBN
S&P 500
NASDAQ Bank
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
-10.00
-20.00
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10

EGBN Stock Price Performance
Source: SNL Financial

Home Equity
5.8%
Other Consumer
0.4%
Land
5.3%
C&I
24.7%
Construction
11.5%
Residential Mortgage
0.7%
Owner Occupied CRE
13.9%
Income Producing CRE
37.7%

Prince William
1.8%
Other VA
3.0%
Other USA
3.0%
Fairfax
6.5%
Loudoun
1.7%
Arlington
1.4%
Montgomery
27.8%
Alexandria
1.2%
Prince George's
10.0%
Washington DC
34.2%
Other MD
9.3%

15

Loan Portfolio Composition
Loan Portfolio by Type
Loan Portfolio by Location
Note: At June 30, 2010
Total Gross Loans: $1.5 Billion

*(Dollar Values in Thousands)*

| County | C&I | Commercial Real Estate<br>Owner Occupied CRE | Income Producing CRE | Residential Mortgage | Construction | Land | Home Equity | Other Consumer | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | |
| Montgomery | $ 128,655 | $ 57,158 | $ 125,888 | $ 1,348 | $ 38,818 | $ 1,867 | $ 59,197 | $ 4,769 | $ 417,700 | 27.8% |
| Prince George's | 30,427 | 19,714 | 61,299 | 1,254 | 14,452 | 21,476 | 1,142 | 167 | 149,931 | 10.0% |
| Other MD | 15,229 | 23,757 | 67,010 | 966 | 20,122 | 9,563 | 3,478 | 102 | 140,227 | 9.3% |
| **Washington, DC** | $ 116,167 | $ 83,885 | $ 206,344 | $ 1,304 | $ 74,932 | $ 18,972 | $ 12,696 | $ 389 | $ 514,689 | 34.2% |
| **Virginia** | | | | | | | | | | |
| Alexandria | 3,907 | 2,550 | 8,677 | 1,553 | 789 | - | 1,091 | 100 | 18,667 | 1.2% |
| Arlington | 9,439 | - | 9,248 | 1,000 | - | - | 1,151 | 74 | 20,912 | 1.4% |
| Fairfax | $ 42,622 | $ 8,926 | $ 40,408 | $ - | $ 2,214 | $ - | $ 4,149 | $ 204 | $ 98,523 | 6.5% |
| Loudoun | 5,327 | 916 | 13,854 | 336 | 4,476 | - | 1,032 | 72 | 26,013 | 1.7% |
| Prince William | 2,214 | 2,529 | 5,905 | - | 6,169 | 9,763 | 314 | 27 | 26,921 | 1.8% |
| Other VA | 1,271 | 8,098 | 15,134 | 251 | 2,717 | 16,873 | 919 | 63 | 45,326 | 3.0% |
| **Other USA** | $ 15,635 | $ 1,905 | $ 12,902 | $ 3,215 | $ 8,322 | $ 1,409 | $ 1,788 | $ 328 | $ 45,504 | 3.0% |
| **Total** | $ 370,893 | $ 209,438 | $ 566,669 | $ 11,227 | $173,011 | $ 79,923 | $ 86,957 | $ 6,295 | $1,504,413 | 100.0% |

16
16

Geographic Detail of Loan Portfolio
Note: At June 30, 2010
Concentration in quality markets: Washington, DC, Montgomery County,
   Fairfax County
Low levels of exposure to markets hit hardest by real estate downturn

Industrial
0.4%
Land
4.6%
Mixed Use
13.2%
Mixed Use - Predom Retail/Comm
4.2%
Multifamily
18.9%
Office
13.1%
Residential Condo
20.8%
Retail - Single Tenant
0.7%
Single & 1-4 Family
21.9%
Storage
2.3%

Total: $173.0 Million

Cash
1.5%
Church
1.0%
Comm Condo
1.0%
Coop
0.5%
Education
1.5%
Gas Station
0.4%
Health Care
2.1%
Hotel/Motel
8.3%
Industrial
5.1%
Land
5.0%
Leasehold DOT
1.3%
Mixed Use
7.4%
Mixed Use - Predom Retail/Comm
2.4%
Multifamily
8.7%
Office
23.4%
Residential Condo
2.3%
Restaurant
1.2%
Retail
3.5%
Retail - 2/3 Tenant
1.3%
Retail - 4+/Strip Center
7.4%
Retail - Single Tenant
2.1%
Single & 1-4 Family
9.9%
Special Use
1.3%
Storage
1.7%

Total: $566.7 Million

Note: At June 30, 2010

17

Detail of Loan Portfolio
Construction Loans by Type
Income Producing CRE by Type

# Credit Quality

| *(Dollars Values in Thousands)* | As of Sep 2008 | As of Dec 2008 | As of Mar 2009 | As of Jun 2009 | As of Sep 2009 | As of Dec 2009 | As of Mar 2010 | As of Jun 2010 |
|---|---|---|---|---|---|---|---|---|
| **30-89 Days Past Due** | $ 7,909 | $ 14,123 | $ 19,740 | $ 7,762 | $ 11,499 | $ 18,849 | $ 29,336 | $ 31,259 |
| **Nonperforming Assets:** | | | | | | | | |
| 90 or More Days Past Due | $ 248 | $ - | $ 10,909 | $ - | $ - | $ - | $ - | $ - |
| Nonaccrual | 20,749 | 25,457 | 35,585 | 30,993 | 22,775 | 22,024 | 20,977 | 24,026 |
| Restructured Loans | - | - | - | - | - | - | - | 1,297 |
| Total Nonperforming Loans (NPLs) | $ 20,997 | $ 25,457 | $ 46,494 | $ 30,993 | $ 22,775 | $ 22,024 | $ 20,977 | $ 25,323 |
| Other Real Estate Owned (OREO) | 65 | 909 | 3,289 | 3,081 | 4,581 | 5,106 | 3,906 | 3,556 |
| **Total Nonperforming Assets** | $21,062 | $26,366 | $49,783 | $34,074 | $27,356 | $27,130 | $24,883 | $28,879 |
| NPAs + 90 Days Past Due/Assets | 1.45% | 1.76% | 3.33% | 2.14% | 1.63% | 1.50% | 1.36% | 1.49% |
| **Reserves** | $ 17,119 | $ 18,403 | $ 19,051 | $ 19,650 | $ 19,929 | $ 20,619 | $ 21,045 | $ 21,741 |
| Reserves/Loans | 1.46% | 1.45% | 1.50% | 1.50% | 1.51% | 1.47% | 1.47% | 1.45% |
| Reserves/NPLs | 81.53% | 72.29% | 40.98% | 63.40% | 87.50% | 93.62% | 100.33% | 85.86% |
| **Charge-Offs (Quarterly)** | | | | | | | | |
| NCOs/Average Loans | 0.27% | 0.05% | 0.29% | 0.35% | 0.48% | 0.54% | 0.36% | 0.38% |

18

 Asset Quality remains at a very strong level
 An adequate Allowance is being maintained

| (Dollar Values in Thousands) | As of June 30, 2009 | | As of December 31, 2009 | | As of June 30, 2010 | | Annual Growth Rate | Last 6 Months (Annualized) |
|---|---|---|---|---|---|---|---|---|
| **Deposit Type** | Balance | % of Total | Balance | % of Total | Balance | % of Total | % | % |
| Noninterest Bearing | $ 231,171 | 18.5% | $ 307,959 | 21.1% | $ 313,812 | 19.9% | 35.7% | 3.8% |
| Interest Bearing Transaction | 55,596 | 4.5% | 59,720 | 4.1% | 54,489 | 3.5% | (2.0%) | (17.5%) |
| Savings & Money Market | 375,007 | 30.0% | 582,854 | 39.9% | 709,987 | 44.9% | 89.3% | 43.6% |
| Core CD's | 465,743 | 37.3% | 441,819 | 30.3% | 439,582 | 27.9% | (5.6%) | (1.0%) |
| Wholesale CD's | 120,685 | 9.7% | 67,922 | 4.6% | 60,121 | 3.8% | (50.2%) | (23.0%) |
| **Total Deposits** | $ 1,248,202 | 100% | $ 1,460,274 | 100% | $ 1,577,991 | 100% | 26.4% | 16.1% |

 Commercial focus drives growth of Non-interest Bearing Demand accounts
 Taking business from regional/super-regional banks, but demanding relationship pricing
 Still have tremendous opportunity based on current market share in DC Metro Area
Deposit Composition

EGBN
Peers
Net Interest Margin (%)
5.25%
4.75%
4.25%
3.75%
3.25%
4.10%
3.65%
1Q2005
2Q2005
3Q2005
4Q2005
1Q2006
2Q2006
3Q2006
4Q2006
1Q2007
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010

Superior Relationships/Net Interest Margin
Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia,
 West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.
Source: SNL Financial
F&T closed August 31, 2008

Market Information -Washington, DC
Metropolitan Statistical Area
      Population                                                                              6.2 Million
                5th largest market in the U.S.
      Employment                                                                           2.9 Million
                Average annual job creation is 37,500
                Highest in net new job growth in the U.S. over last decade
                Washington DC Metro area has highest concentration of fastest growing private companies in U.S. (according to Inc. Magazine)
      Gross Regional Product (GRP)                                            $454 Billion
                4th largest regional economy in the U.S.
                3.7% CAGR in GRP over last decade
                Federal Government Spending is 33.3% of GRP
Source: Greater Washington Initiative 2009 Regional Report

## Total Federal Spending of 33.3%

Other Federal
15.2%
International
4.8%
Hospitality
2.0%
Associations
2.2%
Non-Local Business
11.8%
Other
7.0%
Local Business
38.9%
Federal Procurement
18.1%

Greater Washington Economy
Note: Other includes Health/Education, Media
Source: George Mason University, Center for Regional Analysis

# Deposit Market Share

**WASHINGTON, DC METROPOLITAN AREA**

*(Dollar Values in Thousands)*

| Rank | Local Rank | Ticker | Company Name | Headquarters City | State | Branches in List | Deposit Market Share June 30, 2009 Balance | % |
|---|---|---|---|---|---|---|---|---|
| 1 | 1 | COF | Capital One | McLean | VA | 217 | $ 30,665,416 | 22.82% |
| 2 | | BAC | Bank of America | Charlotte | NC | 184 | 17,804,181 | 13.25% |
| 3 | | WFC | Wells Fargo & Co | San Francisco | CA | 150 | 16,691,687 | 12.42% |
| 4 | | STI | SunTrust | Atlanta | GA | 181 | 13,173,819 | 9.80% |
| 5 | | BBT | BB&T Corp | Winston-Salem | NC | 185 | 12,450,288 | 9.26% |
| 6 | | PNC | PNC Bank | Pittsburgh | PA | 165 | 7,675,874 | 5.71% |
| 7 | | C | Citibank | New York | NY | 39 | 4,205,997 | 3.13% |
| 8 | | MTB | M&T Bank Corp | Buffalo | NY | 126 | 3,468,888 | 2.58% |
| 9 | | | HSBC Bank | London | | 10 | 2,374,294 | 1.77% |
| 10 | | UBSI | United Bank | Parkersburg | WV | 37 | 2,261,128 | 1.68% |
| 11 | 2 | VCBI | Virginia Commerce Bank | Arlington | VA | 28 | 2,191,741 | 1.63% |
| 12 | 3 | SASR | Sandy Spring Bank | Olney | MD | 31 | 2,121,170 | 1.58% |
| 13 | 4 | BHRB | Burke & Herbert Bank & Trust | Alexandria | VA | 20 | 1,476,080 | 1.10% |
| 14 | | | Toronto Dominion Bank | Toronto | | 28 | 1,317,784 | 0.98% |
| 15 | 5 | CFNL | Cardinal Financial Corp | McLean | VA | 25 | 1,270,279 | 0.95% |
| **16** | **6** | **EGBN** | **Eagle Bancorp, Inc.** | **Bethesda** | **MD** | **13** | **1,259,717** | **0.94%** |
| 17 | | | Acacia Federal Savings Bank | Falls Church | VA | 1 | 1,024,872 | 0.76% |
| 18 | 7 | MBRG | Middleburg Financial Corp | Middleburg | VA | 8 | 838,366 | 0.62% |
| 19 | 8 | | Presidential Bank, FSB | Bethesda | MD | 9 | 550,638 | 0.41% |
| 20 | 8 | ANCX | Access National Corp | Reston | VA | 5 | 544,911 | 0.41% |
| 21 | 10 | ABVA | Alliance Bank Corp | Chantilly | VA | 6 | 516,585 | 0.38% |
| 22 | 11 | UBSH | Union Bank & Trust | Bowling Green | VA | 12 | 483,362 | 0.36% |
| 23 | 12 | FBSS | Fauquier Bank | Warrenton | VA | 8 | 412,892 | 0.31% |
| 24 | 13 | ABKH | American Bank Holdings | Greenbelt | MD | 6 | 411,685 | 0.31% |
| 25 | 14 | TCFC | Community Bank of Tri-County | Waldorf | MD | 7 | 384,554 | 0.29% |
| | | | All Others | | | 242 | 8,825,678 | 6.57% |
| | | | | **Total** | | 1,743 | $ 134,401,886 | 100% |

Washington, D.C. Metro Area: MD - Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park

23
Note: Shaded companies in grey denote those companies headquartered outside of Washington, D.C. Metro Area. Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area.
Source: FDIC, as of June 30, 2009

# EagleBank Deposit Market Share

**WASHINGTON, DC METROPOLITAN AREA**

***(Dollar Values in Thousands)***

| Date | Montgomery County | Market Share % | Washington, DC | Market Share % | Fairfax County | Market Share % |
|---|---|---|---|---|---|---|
| **EagleBank** | | | | | | |
| 6/30/1999 | 53,348 | 0.4% | 3 | 0.0% | n/a | n/a |
| 6/30/2000 | 112,960 | 0.7% | 4 | 0.0% | n/a | n/a |
| 6/30/2001 | 177,196 | 1.1% | 895 | 0.0% | n/a | n/a |
| 6/30/2002 | 219,519 | 1.3% | 15,140 | 0.1% | n/a | n/a |
| 6/30/2003 | 290,257 | 1.5% | 18,291 | 0.1% | n/a | n/a |
| 6/30/2004 | 368,978 | 1.8% | 34,270 | 0.2% | n/a | n/a |
| 6/30/2005 | 464,540 | 2.0% | 52,088 | 0.2% | n/a | n/a |
| 6/30/2006 | 547,866 | 2.3% | 76,062 | 0.3% | n/a | n/a |
| 6/30/2007 | 571,800 | 2.4% | 79,039 | 0.3% | n/a | n/a |
| 6/30/2008 | 608,107 | 2.5% | 90,916 | 0.4% | n/a | n/a |
| 6/30/2009 | 901,752 | 3.1% | 336,323 | 1.5% | 21,642 | 0.1% |
| **1 Yr. Growth Rate** | **48.3%** | | **269.9%** | | **n/a** | |
| **5 Yr. CGR** | **19.6%** | | **57.9%** | | **n/a** | |
| **Total Market** | | | | | | |
| 6/30/1999 | 13,349,437 | | 10,903,390 | | 12,412,115 | |
| 6/30/2000 | 15,275,855 | | 11,869,797 | | 14,235,700 | |
| 6/30/2001 | 16,730,125 | | 11,854,683 | | 18,788,344 | |
| 6/30/2002 | 17,548,482 | | 13,366,338 | | 26,512,360 | |
| 6/30/2003 | 19,644,069 | | 15,637,306 | | 29,568,528 | |
| 6/30/2004 | 21,038,931 | | 18,605,335 | | 37,511,823 | |
| 6/30/2005 | 23,082,844 | | 22,629,913 | | 38,116,104 | |
| 6/30/2006 | 23,448,158 | | 24,273,177 | | 39,651,686 | |
| 6/30/2007 | 23,924,773 | | 25,646,306 | | 34,185,448 | |
| 6/30/2008 | 23,954,716 | | 23,437,815 | | 37,597,781 | |
| 6/30/2009 | 28,922,348 | | 23,057,303 | | 42,959,704 | |
| **1 Yr. Growth Rate** | **20.7%** | | **-1.6%** | | **14.3%** | |
| **5 Yr. CGR** | **6.6%** | | **4.4%** | | **2.7%** | |

| | June 30, 2008 | September 30, 2008 | December 31, 2008 | September 30, 2009 | December 31, 2009 | March 31, 2010 | June 30, 2010 |
|---|---|---|---|---|---|---|---|
| Total Assets | $ 915,800,000 | $1,457,545,000 | $1,496,827,000 | $1,682,773,000 | $1,805,504,000 | $1,832,991,000 | $1,937,265,000 |
| Total Capital | $ 84,123,000 | $ 100,593,000 | $ 142,371,000 | $ 201,516,000 | $ 188,321,000 | $ 192,465,000 | $ 196,743,000 |
| Tier 1 Leverage Ratio | 9.43% | 8.79% | 9.22% | 11.68% | 10.29% | 10.00% | 9.84% |
| Tier 1 Risk Based Capital Ratio | 9.74% | 7.55% | 9.78% | 13.65% | 11.82% | 11.77% | 11.15% |
| Total Risk Based Capital Ratio | 10.80% | 9.75% | 11.93% | 15.57% | 13.57% | 13.50% | 12.85% |
| Tangible Common Equity Ratio | 9.51% | 10.71% | 6.87% | 9.56% | 8.96% | 9.06% | 8.79% |

Capital Strength
 $12.1 million of Sub-debt raised in August, 2008, $2.9 million repaid in September, 2009
 $38.2 million of TARP Preferred Stock placed in December, 2008, $15 million redeemed in
 December, 2009
 $55.2 million raised through common stock offering in September, 2009

Looking Ahead
      Focus on organic growth
                 o      Take advantage of dislocation in market
                 o      Hire seasoned lenders
                 o      Increase Northern Virginia footprint
                 o      Focus on relationships to increase deposit penetration
      Profitability
                 o      Continued focus on Net Interest Margin
                 o      Grow noninterest components of revenue
                 o      Diligent expense control to improve Efficiency Ratio
                 o      Lower effective tax rate
                 o      Continued evaluation of redemption of remaining TARP funds
      Potential acquisitions
      Continued emphasis on credit quality

Minimal Impact from Dodd-Frank
Regulatory Reform
      Increase in FDIC Limit to $250,000 is a plus
      Revision to FDIC assessment base is a relative benefit to
          community banks
      No impact on EagleBank from the Volker Rule
      No direct impact on EagleBank from new derivatives rules.
          Impact on overall derivatives markets to be determined
      Current organization structure is equipped to manage reporting requirements
      Modest impact to Debit and Credit Card fees
      New proxy rules are similar to prior experience from TARP

Appendices

| *(Dollar Values in Thousands)* | As of June 30, 2009 | | As of December 31, 2009 | | As of June 30, 2010 | | Annual Growth Rate | Last 6 Months (Annualized) |
|---|---|---|---|---|---|---|---|---|
| **Loan Type** | | | | | | | | |
| | Balance | % of Total | Balance | % of Total | Balance | % of Total | % | % |
| Commercial and Industrial | $ 317,657 | 24.2% | $ 350,614 | 25.1% | $ 370,893 | 24.7% | 16.8% | 11.6% |
| Commercial Real Estate: | | | | | | | | |
| Owner Occupied | 191,036 | 14.5% | 196,778 | 14.1% | 209,438 | 13.9% | 9.6% | 12.9% |
| Income Producing | 427,622 | 32.6% | 500,105 | 35.7% | 566,669 | 37.7% | 32.5% | 26.6% |
| Land | 84,725 | 6.5% | 72,760 | 5.2% | 79,923 | 5.3% | (5.7%) | 19.7% |
| Construction | 190,388 | 14.5% | 177,051 | 12.7% | 173,011 | 11.5% | (9.1%) | (4.6%) |
| Residential Mortgage | 8,678 | 0.7% | 9,949 | 0.7% | 11,227 | 0.7% | 29.4% | 25.7% |
| Home Equity | 85,336 | 6.5% | 85,888 | 6.1% | 86,957 | 5.8% | 1.9% | 2.5% |
| Other Consumer | 7,952 | 0.6% | 6,166 | 0.4% | 6,295 | 0.4% | (20.8%) | 4.2% |
| **Total Loans** | $ 1,313,394 | 100.0% | $ 1,399,311 | 100.0% | $ 1,504,413 | 100.0% | 14.5% | 15.0% |

Loan Portfolio Trends
 Focus on reducing construction as a percentage of the overall portfolio
 Continued effort to grow C&I and Owner Occupied loans

*(Dollar Values in Thousands)*

Loan Portfolio as of June 30, 2010

| Risk Rating | Balance | % of Loans |
|---|---|---|
| 1000 - Prime | $ 3,956 | 0.3% |
| 2000 - Excellent | 121,666 | 8.1% |
| 3000 - Good | 564,410 | 37.5% |
| 4000 - Acceptable | 476,116 | 31.6% |
| 5000 - Acceptable with Risk | 212,724 | 14.1% |
| 6000 - Watch | 45,831 | 3.0% |
| 7000 - Special Mention | 22,732 | 1.5% |
| 8000 - Substandard | 55,329 | 3.7% |
| 9000 - Doubtful | 1,649 | 0.1% |
| 9999 - Loss | - | 0.0% |
| | **$ 1,504,413** | **100.0%** |

9000 - Doubtful 0.1%
9999 - Loss 0.0%
1000 - Prime 0.3%
8000 - Substandard 3.7%
2000 - Excellent 8.1%
7000 - Special Mention 1.5%
6000 - Watch 3.0%
5000 - Acceptable with Risk 14.1%
3000 - Good 37.5%
4000 - Acceptable 31.6%

30
Loan Portfolio by Risk Rating
Loan portfolio and risk ratings reviewed by independent, third-party redit review quarterly

*(Dollar Values in Thousands)*

| | | Commercial Real Estate | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| County | C&I | Owner Occupied CRE | Income Producing CRE | Residential Mortgage | Construction | Land | Home Equity | Other Consumer | TOTAL NPLs | OREO | TOTAL NPAs |
| **Maryland** | | | | | | | | | | | |
| Montgomery | $ 1,982 | $ 1,192 | $ - | $ - | $ - | $ - | $ - | $ - | $ 3,174 | $ 345 | $ 3,519 |
| Prince George's | - | - | 1,775 | - | - | - | - | - | 1,775 | 656 | 2,431 |
| Other MD | 331 | - | - | - | 1,339 | - | - | - | 1,670 | 265 | 1,935 |
| **Washington DC** | 536 | 6,967 | 122 | - | 7,290 | 980 | 16 | - | 15,911 | 1,790 | 17,701 |
| **Virginia** | | | | | | | | | | | |
| Alexandria | - | - | - | - | - | - | - | - | - | - | - |
| Arlington | 566 | - | - | - | - | - | - | - | 566 | - | 566 |
| Fairfax | 509 | - | - | - | - | - | - | - | 509 | | 509 |
| Loudoun | - | - | - | - | - | - | - | - | - | - | - |
| Prince William | 173 | - | - | - | - | - | - | - | 173 | - | 173 |
| Other VA | 210 | - | - | 251 | 82 | - | - | - | 543 | 450 | 993 |
| **Other USA** | - | - | - | - | - | 1,002 | - | - | 1,002 | 50 | 1,052 |
| **Total** | $ 4,307 | $ 8,159 | $ 1,897 | $ 251 | $ 8,711 | $ 1,982 | $ 16 | $ - | $ 25,323 | $ 3,556 | $ 28,879 |

Geographic Detail of NPA’s

| *(Dollar Values in Thousands)* | As of June 30, 2010 | |
|---|---|---|
| **DEPOSIT TYPE** | **Balance** | **% of Total** |
| NonInterest Bearing | $ 313,812 | 20% |
| Interest Bearing Transaction | 54,489 | 3% |
| Savings & Money Market | 709,987 | 45% |
| Core CD's | 439,582 | 28% |
| Wholesale CD's | 60,121 | 4% |
| **Total Deposits** | $ 1,577,991 | 100% |

Wholesale CD's 4%
NonInterest Bearing 20%
Core CD's 28%
Interest Bearing Transaction 3%
Savings & Money Market 45%

      Commercial focus drives growth of Non-Interest Bearing Demand accounts
      Taking market share from regional/super-regional banks, but demanding relationship pricing
      Quickly becoming the leading community bank in Washington DC Metro Area
Deposit Composition

*(Dollar Values in Thousands)*

| Security Type | Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
|---|---|---|---|---|---|
| | | | June 30, 2010 | | |
| US Treasury Securities | $ - | $ - | $ - | $ - | 0.00% |
| US Government Agency Securities | 91,239 | 1,264 | 3 | 92,500 | 39.59% |
| Mortgage Backed Securites - GSEs | 100,138 | 4,318 | 23 | 104,433 | 43.45% |
| Municipal Bonds | 38,627 | 1,273 | 98 | 39,802 | 16.76% |
| Other Equity Investments | 437 | - | 55 | 382 | 0.19% |
| Total Securities | $ 230,441 | $ 6,855 | $ 179 | $ 237,117 | 100.00% |

| Security Type | Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
|---|---|---|---|---|---|
| | | | December 31, 2009 | | |
| US Treasury Securities | $ - | $ - | $ - | $ - | 0.00% |
| US Government Agency Securities | 75,980 | 412 | 285 | 76,107 | 32.84% |
| Mortgage Backed Securites - GSEs | 122,076 | 3,501 | 181 | 125,396 | 52.77% |
| Municipal Bonds | 32,845 | 717 | 237 | 33,325 | 14.20% |
| Other Equity Investments | 436 | - | 37 | 399 | 0.19% |
| Total Securities | $ 231,337 | $ 4,630 | $ 740 | $ 235,227 | 100.00% |

| Security Type | Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
|---|---|---|---|---|---|
| | | | December 31, 2008 | | |
| US Treasury Securities | $ - | $ - | $ - | $ - | 0.00% |
| US Government Agency Securities | 71,837 | 2,197 | 5 | 74,029 | 46.19% |
| Mortgage Backed Securites - GSEs | 77,242 | 2,559 | 31 | 79,770 | 49.66% |
| Municipal Bonds | 5,061 | - | 353 | 4,708 | 3.25% |
| Other Equity Investments | 1,396 | - | 423 | 973 | 0.90% |
| Total Securities | $ 155,536 | $ 4,756 | $ 812 | $ 159,480 | 100.00% |

 Portfolio has $6.7 million of net unrealized gains at June 30, 2010
 No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
 Average life of portfolio is 2.8 years
 Excludes Federal Reserve and Federal Home Loan Bank stock
Conservative Securities Portfolio

Proven Acquisition Capabilities
      Evaluated many acquisition opportunities in 12 year history and only pursued one transaction - F&T
      Acquisition of F&T completed on August 31, 2008
      System conversion successfully completed one week after close
      Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
      Contributions from key F&T employees have been meaningful
          to relationship growth
      Adopted best practices of both companies

Fidelity & Trust Acquisition
 Strategic Matters:
             Strong cultural match
             Both institutions were growth oriented
             Both institutions were “high touch”
             Both institutions were “well connected” to community
 Financial Matters:
             Stock-for-stock transaction - 1,638,031 shares issued
             Acquisition cost - $13.1 million
             Price to book value 83%

 Business Matters:
             Additional six banking offices in Maryland, Washington, DC and Tysons Corner
             79 additional employees
             Total assets acquired:          $471 million
             Total loans acquired:           $361 million
             Total securities acquired:     $ 99 million
             Total deposits acquired:       $385 million
Note: F&T balance sheet data at August 31, 2008.

Experienced Management Team

Ronald D. Paul, Chairman , President and CEO

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation
from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to
2003.
Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation (“Fidelity”) and its wholly owned subsidiary, Fidelity
& Trust Bank (“F&T Bank”), Mr. Pincus served as Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was
Regional President from 1998 to 2002. From 1991 to1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C.
From 1986 to1991,he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp,
Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also serves as Chairman of the Board of Blackstreet Capital Partners, L.P. and Chairman of Milestone Merchant Partners, LLC. He is a Trustee of the University of Maryland Foundation, Inc. and is a
member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank

Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.

Thomas D. Murphy, President, Retail Banking Division

Mr. Flynn has been with EagleBank for 6 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 38 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of
Columbia and the Maryland Banking School.
Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms. Riel has been with the bank for
12 years. She previously served as Executive Vice President- Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 29 years of experience in the commercial banking industry.
Mr. Murphy is one of the founding officers of EagleBank and has been with the bankfor12 years and has served as President - Retail Banking Division of the Bank
sinceAugust2009. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy
Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 34years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

Experienced Management Team

Martha Foulon-Tonat, EVP, Chief Lending Officer

Janice L. Williams, EVP, Chief Credit Officer

James H. Langmead, EVP, Chief Financial Officer

Laurence E. Bensignor, Senior Vice President, Eagle Bancorp, Inc.

Ms. Foulon-Tonatis one of the founding officers and has been with EagleBank for12 years. She previously served at Allegiance Bank from January 1990 to
December 1997. She was Senior Vice President and Chief Lending Officer. Prior to her service at Allegiance Bank, Ms. Foulon-Tonat served at various commercial banks in the area. She has over 25 years of experience in the commercial banking industry.
Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer
for the past7years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms.
Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in
Maryland.
Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial
Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA,
served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.
Mr. Bensignor recently joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as
Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of
Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

# Historical Balance Sheet

| *(Dollar Values in Thousands)* | 2005 | 2006 | 2007 | 2008 | 2009 | 5 Year Compound Growth Rate |
|---|---|---|---|---|---|---|
| **Assets** | | | | | | |
| Cash and Equivalents | $33,996 | $33,832 | $20,142 | $29,837 | $117,687 | 16.1% |
| Securities Available for Sale | 68,050 | 91,140 | 87,117 | 169,079 | 245,644 | 30.8% |
| Total Cash and Securities | 102,046 | 124,972 | 107,259 | 198,916 | 363,331 | 24.8% |
| | | | | | | |
| Gross Loans HFI | 549,212 | 625,773 | 716,677 | 1,265,640 | 1,399,310 | 27.5% |
| Loan Loss Reserves | 5,985 | 7,373 | 8,037 | 18,403 | 20,619 | 37.2% |
| Loans Held for Sale | 2,924 | 2,157 | 2,177 | 2,718 | 1,550 | (6.8%) |
| Total Net Loans | 546,151 | 620,557 | 710,817 | 1,249,955 | 1,380,241 | 27.3% |
| | | | | | | |
| Real Estate Owned | - | - | - | 909 | 5,106 | 100.0% |
| Total Intangibles | - | - | - | 2,348 | 4,240 | 100.0% |
| Total Servicing Rights | - | 255 | 236 | 185 | 139 | 100.0% |
| Other Assets | 24,055 | 27,667 | 28,088 | 44,514 | 52,447 | 21.1% |
| Total Assets | $672,252 | $773,451 | $846,400 | $1,496,827 | $1,805,504 | 26.7% |
| | | | | | | |
| **Liabilities** | | | | | | |
| Deposits | $568,893 | $628,515 | $630,936 | $1,129,380 | $1,460,274 | 25.9% |
| FHLB Borrowings | 0 | 30,000 | 52,000 | 105,000 | 50,000 | 51.2% |
| Repurchase Agreements | 32,139 | 38,064 | 76,408 | 98,802 | 90,790 | 30.5% |
| Bank LOC | - | - | - | - | - | 100.0% |
| Subordinated Debt | - | - | - | 12,150 | 9,300 | 100.0% |
| Other Liabilities | 6,256 | 3,956 | 5,890 | 9,124 | 6,819 | 24.1% |
| Total Liabilities | 607,288 | 700,535 | 765,234 | 1,354,456 | 1,617,183 | 26.7% |
| | | | | | | |
| **Equity** | | | | | | |
| Preferred Equity | - | - | - | 36,312 | 22,612 | 100.0% |
| Common Equity | 65,584 | 73,169 | 80,582 | 103,707 | 163,376 | 22.8% |
| Net Unrealized Gain | -620 | -253 | 584 | 2,352 | 2,333 | 88.5% |
| Total Equity | 64,964 | 72,916 | 81,166 | 142,371 | 188,321 | 26.3% |
| | | | | | | |
| Total Liabilities and Equity | $672,252 | $773,451 | $846,400 | $1,496,827 | $1,805,504 | 26.7% |
| | | | | | | |
| **Balance Sheet Analysis (%)** | | | | | | |
| Total Gross Loans/ Total Assets | 81.70 | 80.91 | 84.67 | 84.55 | 77.50 | |
| Loans/ Deposits | 96.54 | 99.56 | 113.59 | 112.07 | 95.83 | |
| Reserves/ Loans | 1.09 | 1.18 | 1.12 | 1.45 | 1.47 | |
| | | | | | | |
| **Annualized Growth Rates (%)** | | | | | | |
| Asset Growth Rate | 21.47 | 15.05 | 9.43 | 76.85 | 20.62 | |
| Loans Held For Investment Grow | 32.18 | 13.94 | 14.53 | 76.60 | 10.56 | |
| Deposit Growth Rate | 23.06 | 10.48 | 0.39 | 79.00 | 29.30 | |

| *(Dollar Values in Thousands)* | Sep 2008 | Dec 2008 | Mar 2009 | Jun 2009 | Sep 2009 | Dec 2009 | Mar 2010 | Jun 2010 |
|---|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | | |
| Cash and Equivalents | $46,078 | $29,837 | $37,007 | $57,657 | $111,688 | $117,687 | $100,367 | $121,718 |
| Securities Available for Sale | 213,915 | 169,079 | 158,976 | 177,710 | 219,652 | 245,644 | 264,157 | 247,402 |
| Total Cash and Securities | 259,993 | 198,916 | 195,983 | 235,367 | 331,340 | 363,331 | 364,524 | 369,120 |
| Gross Loans HFI | 1,170,583 | 1,265,640 | 1,267,958 | 1,313,394 | 1,317,089 | 1,399,310 | 1,427,223 | 1,504,413 |
| Loan Loss Reserves | 17,119 | 18,403 | 19,051 | 19,650 | 19,929 | 20,619 | 21,045 | 21,741 |
| Loans Held for Sale | 2,844 | 2,718 | 2,832 | 10,502 | 1,068 | 1,550 | 1,089 | 24,491 |
| Total Net Loans | 1,156,308 | 1,249,955 | 1,251,739 | 1,304,246 | 1,298,228 | 1,380,241 | 1,407,267 | 1,507,163 |
| Real Estate Owned | 65 | 909 | 3,289 | 3081 | 4581 | 5,106 | 3,906 | 3,556 |
| Total Intangibles | 2,649 | 2,348 | 2,299 | 4230 | 4,266 | 4,240 | 4,174 | 4,128 |
| Total Servicing Rights | 214 | 185 | 166 | 162 | 181 | 139 | 173 | 149 |
| Other Assets | 38,316 | 44,514 | 42,298 | 43,120 | 44,177 | 52,447 | 52,947 | 53,149 |
| Total Assets | $1,457,545 | $1,496,827 | $1,495,774 | $1,590,206 | $1,682,773 | $1,805,504 | $1,832,991 | $1,937,265 |
| **Liabilities** | | | | | | | | |
| Deposits | $1,137,367 | $1,129,380 | $1,148,718 | $1,248,230 | $1,332,002 | $1,460,274 | $1,476,939 | $1,577,991 |
| FHLB Borrowings | 65,000 | 105,000 | 60,000 | 50,000 | 47,150 | 50,000 | 50,000 | 40,000 |
| Repurchase Agreements | 104,243 | 98,802 | 120,918 | 112,163 | 79,301 | 90,790 | 97,837 | 106,104 |
| Bank LOC | 14,000 | - | - | - | - | - | - | - |
| Subordinated Debt | 12,150 | 12,150 | 12,150 | 12,150 | 12,150 | 9,300 | 9,300 | 9,300 |
| Other Liabilities | 24,192 | 9,124 | 9,459 | 22,415 | 10,654 | 6,819 | 6,450 | 7,127 |
| Total Liabilities | 1,356,952 | 1,354,456 | 1,351,245 | 1,444,958 | 1,481,257 | 1,617,183 | 1,640,526 | 1,740,522 |
| **Equity** | | | | | | | | |
| Preferred Equity | - | 36,312 | 36,374 | 36,458 | 37,487 | 22,612 | 22,449 | 22,493 |
| Common Equity | 99,981 | 103,707 | 105,463 | 107,693 | 160,874 | 163,376 | 166,864 | 170,244 |
| Net Unrealized Gain | 612 | 2,352 | 2,692 | 1,097 | 3,155 | 2,333 | 3,152 | 4,006 |
| Total Equity | 100,593 | 142,371 | 144,529 | 145,248 | 201,516 | 188,321 | 192,465 | 196,743 |
| Total Liabilities and Equity | $1,457,545 | $1,496,827 | $1,495,774 | $1,590,206 | $1,682,773 | $1,805,504 | $1,832,991 | $1,937,265 |
| **Balance Sheet Analysis (%)** | | | | | | | | |
| Total Gross Loans/ Total Assets | 80.31 | 84.55 | 84.77 | 82.59 | 78.27 | 77.50 | 77.86 | 77.66 |
| Loans/ Deposits | 102.92 | 112.07 | 110.38 | 105.22 | 98.88 | 95.83 | 96.63 | 95.34 |
| Reserves/ Loans | 1.46 | 1.45 | 1.50 | 1.50 | 1.51 | 1.47 | 1.47 | 1.45 |
| **Annualized Growth Rates (%)** | | | | | | | | |
| Asset Growth Rate | 236.62 | 10.78 | -0.28 | 25.25 | 23.28 | 29.17 | 6.09 | 22.75 |
| Loans Held For Investment Growth | 188.90 | 32.48 | 0.73 | 14.33 | 1.13 | 24.97 | 7.98 | 21.63 |
| Deposit Growth Rate | 251.37 | -2.81 | 6.85 | 34.65 | 26.85 | 38.52 | 4.56 | 27.37 |

Historical Quarterly Balance Sheet

# Historical Income Statement

| *(Dollar Values in Thousands, except per share data)* | 2005 | 2006 | 2007 | 2008 | 2009 |
|---|---|---|---|---|---|
| Total Interest Income | $ 36,726 | $ 50,318 | $ 57,077 | $ 65,657 | $ 84,338 |
| Total Interest Expense | 8,008 | 17,880 | 23,729 | 23,676 | 24,809 |
| Net Interest Income | 28,718 | 32,438 | 33,348 | 41,981 | 59,529 |
| Loan Loss Provision | 1,843 | 1,745 | 1,643 | 3,979 | 7,669 |
| Service Charges on Deposits | 1,153 | 1,386 | 1,249 | 2,059 | 2,898 |
| Gain/Loss on Sale of Loans | 1,245 | 1,114 | 1,036 | 426 | 1,054 |
| Gain/Loss on Sale of Securities | 279 | 124 | 6 | 2 | 1,538 |
| BOLI Revenue | 401 | 406 | 455 | 466 | 463 |
| Other Noninterest Income | 920 | 816 | 2,440 | 1,413 | 1,344 |
| Total Noninterest Income | 3,998 | 3,846 | 5,186 | 4,366 | 7,297 |
| Salaries and Employee Benefits | 10,503 | 12,230 | 14,167 | 16,728 | 20,889 |
| Premises and Equipment Expenses | 3,465 | 3,835 | 4,829 | 5,424 | 7,343 |
| Marketing and Advertising | 532 | 670 | 552 | 1,054 | 1,099 |
| Data Processing | 964 | 1,236 | 1,231 | 1,622 | 2,356 |
| Legal, Accounting and Professional Fees | 465 | 701 | 613 | 1,054 | 2,731 |
| FDIC Insurance | 63.00 | 72.00 | 449 | 642 | 2,743 |
| Other Noninterest Expenses | 2,968 | 3,080 | 3,080 | 4,293 | 5,612 |
| Total Noninterest Expense | 18,960 | 21,824 | 24,921 | 30,817 | 42,773 |
| Net Income Before taxes | 11,913 | 12,715 | 11,970 | 11,551 | 16,384 |
| Income taxes | 4,369 | 4,690 | 4,269 | 4,123 | 5,965 |
| Net Income | 7,544 | 8,025 | 7,701 | 7,428 | 10,419 |
| Preferred Dividends | - | - | - | 177 | 2,307 |
| **Net Income Available to Common** | $ 7,544 | $ 8,025 | $ 7,701 | $ 7,251 | $ 8,112 |
| Earnings per Share - Diluted | $ 0.70 | $ 0.74 | $ 0.71 | $ 0.62 | $ 0.55 |

# Historical Quarterly Income Statement

| *(Dollar Values in Thousands, except per share data)* | Sep 2008 | Dec 2008 | Mar 2009 | Jun 2009 | Sep 2009 | Dec 2009 | Mar 2010 | Jun 2010 |
|---|---|---|---|---|---|---|---|---|
| Total Interest Income | $ 16,744 | $ 20,904 | $ 20,067 | $ 20,432 | $ 21,426 | $ 22,413 | $ 22,508 | $ 23,689 |
| Total Interest Expense | 5,829 | 7,680 | 6,604 | 6,112 | 6,408 | 5,685 | 5,285 | 5,072 |
| Net Interest Income | 10,915 | 13,224 | 13,463 | 14,320 | 15,018 | 16,728 | 17,223 | 18,617 |
| Loan Loss Provision | 995 | 1,450 | 1,566 | 1,718 | 1,857 | 2,528 | 1,689 | 2,101 |
| Service Charges on Deposits | 530 | 767 | 738 | 717 | 727 | 716 | 730 | 756 |
| Gain/Loss on Sale of Loans | 127 | 20 | 131 | 527 | 292 | 104 | 54 | 197 |
| Gain/Loss on Sale of Securities | 45 | (52) | 132 | 1,405 | - | 1 | - | 573 |
| BOLI Revenue | 117 | 115 | 114 | 116 | 118 | 115 | 110 | 107 |
| Other Noninterest Income | 376 | 412 | 317 | 338 | 349 | 340 | 328 | 377 |
| Total Noninterest Income | 1,195 | 1,262 | 1,432 | 3,103 | 1,486 | 1,276 | 1,222 | 2,010 |
| Salaries and Employee Benefits | 4,172 | 5,270 | 5,305 | 5,044 | 5,128 | 5,412 | 5,675 | 5,969 |
| Premises and Equipment Expenses | 1,380 | 1,861 | 1,875 | 1,827 | 1,798 | 1,843 | 2,092 | 2,612 |
| Marketing and Advertising | 125 | 734 | 315 | 242 | 228 | 313 | 247 | 281 |
| Data Processing | 411 | 470 | 547 | 575 | 658 | 576 | 615 | 643 |
| Legal, Accounting and Professional Fees | 248 | 398 | 590 | 787 | 664 | 690 | 574 | 952 |
| FDIC Insurance | 152 | 243 | 441 | 1,474 | 550 | 278 | 634 | 701 |
| Other Noninterest Expenses | 1,082 | 1,532 | 1,220 | 1,624 | 1,254 | 1,515 | 1,626 | 1,979 |
| Total Noninterest Expense | 7,570 | 10,508 | 10,293 | 11,573 | 10,280 | 10,627 | 11,463 | 13,137 |
| Net Income Before taxes | 3,545 | 2,528 | 3,036 | 4,132 | 4,367 | 4,849 | 5,293 | 5,389 |
| Income taxes | 1,284 | 867 | 961 | 1,481 | 1,625 | 1,898 | 1,902 | 1,942 |
| Net Income | 2,261 | 1,661 | 2,075 | 2,651 | 2,742 | 2,951 | 3,391 | 3,447 |
| Preferred Dividends | - | 177 | 583 | 589 | 595 | 540 | 320 | 324 |
| **Net Income Available to Common** | $ 2,261 | $ 1,484 | $ 1,492 | $ 2,062 | $ 2,147 | $ 2,411 | $ 3,071 | $ 3,123 |
| Earnings per Share - Diluted | $ 0.19 | $ 0.12 | $ 0.12 | $ 0.16 | $ 0.15 | $ 0.12 | $ 0.15 | $ 0.16 |